SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 1, 2005

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of November 1, 2005 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QO4)

                        Residential Accredit Loans, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                 333-126732-11               51-0368240
 (State or other jurisdiction     (Commission)             (I.R.S. employer
     of incorporation)            file number)            identification no.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code (952) 857-7000

          (Former name or former address, if changed since last report)



                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

The original Form 8-K, filed on December 15, 2005, is hereby amended by this Form 8-K/A to replace the Series Supplement, dated as of November 1, 2005, and the Assignment and Assumption Agreement, dated as of November 29, 2005, both previously filed with respect to Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QO4.


Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                            Sequentially
Exhibit                                                       Numbered
Number                                                      Exhibit Page

10.1 Series Supplement, dated as of November 1, 2005, and the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

10.2 Assignment and Assumption Agreement, dated as of November 29, 2005, between Residential Funding Corporation and Residential Accredit Loans, Inc.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL ACCREDIT LOANS, INC.


                                    By:  /s/ Heather Anderson
                                       Name:   Heather Anderson
                                       Title:  Vice President


Dated:  January 11, 2005

Exhibit 10.1

Series Supplement, dated as of November 1, 2005, and the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 10.2

Assignment and Assumption Agreement, dated as of November 29, 2005, between Residential Funding Corporation and Residential Accredit Loans, Inc.